Item 1: Report to Shareholders

Summit Municipal Money Market Fund	October 31, 2007

The views and opinions in this report were current as of October 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our E-mail Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager's Letter

Fellow Shareholders

Tax-free municipal securities produced modest positive returns in the last six months, as credit concerns in portions of the fixed-income market prompted the Federal Reserve to take several measures to restore liquidity and keep financial market disruptions from damaging the economy. Short-term and higher-quality municipal bonds fared better than long-term and lower-quality issues, respectively. The Summit Municipal Funds outperformed their Lipper benchmarks in the 6- and 12-month periods ended October 31, 2007, and extended their favorable long-term performance histories.

ECONOMY AND INTEREST RATES

According to initial estimates, the economy expanded at an annualized rate of 3.9% in the third quarter. However, growth is expected to slow in the months ahead due to the deepening downturn in residential real estate, a slower pace of job growth, rising energy costs, and generally stricter lending standards.

As it became clear that the fallout from subprime mortgage defaults and delinquencies was broader than expected, liquidity in the financial markets, particularly in the asset-backed commercial paper market, quickly evaporated during the summer. This prompted investors to seek out the relative safety of U.S. Treasury securities at the expense of other fixed-income assets, including municipal securities.

HIGHLIGHTS

• Municipal securities produced modest positive returns in the last six months, as the Federal Reserve reduced short-term interest rates to keep financial market disruptions from damaging the economy.

• Each of the Summit Municipal Funds outperformed its Lipper benchmark in the 6- and 12-month periods ended October 31, 2007, and extended its favorable long-term performance record.

• The housing sector continues to weaken, and the likelihood of slower economic growth and rising unemployment in the months ahead should permit the Fed to authorize additional interest rate cuts.

• We believe that municipal securities offer more compelling values relative to taxable bonds, particularly for investors in the highest tax brackets.

The Federal Reserve responded to this liquidity crisis by reducing the discount rate—the interest rate paid by financial institutions that borrow from the central bank—and adding billions of dollars to the banking system on several occasions starting in mid-August. The central bank also reduced the fed funds target rate, which banks use as a benchmark for their prime lending rates, from 5.25% to 4.50% in the last two months of our reporting period. These were the first changes in the fed funds rate since June 2006 and the first rate cuts in more than four years.

The Treasury yield curve steepened significantly in the second half of our fiscal year, as short-term yields fell more than long-term yields and investors anticipated additional rate cuts in the months ahead. The municipal yield curve, which had been extraordinarily flat at times over the last year, returned to a more normal, more attractive level of steepness. As shown in the graph above, municipal money market yields and intermediate-term bond yields declined, while long-term yields increased in the last six months. At the end of October, yields of the highest-quality municipal securities maturing in three years or less were practically the same, and the difference between money market yields and 30-year bond yields was roughly 100 basis points, or one percentage point.

MUNICIPAL MARKET NEWS

New municipal issuance through the end of October totaled more than $366 billion, according to The Bond Buyer. Despite a drop in issuance in August and September, new supply for 2007 seems likely to surpass the $408 billion record set in 2005. Demand for tax-free securities hit a low at the height of the flight to quality in August, as hedge funds and other nontraditional municipal investors unwound their leveraged positions in various securities. However, municipals enjoyed some renewed buying interest in the weeks that followed.

In a reversal of a multiyear trend, shorter-term municipals outperformed longer-term issues in the last six months. Higher-quality issues did much better than lower-quality securities as the yield difference between investment-grade and below investment-grade credits increased to levels not seen in about two years. Some of the better-performing municipal segments included prerefunded bonds, which are backed by U.S. Treasuries, and state and local general obligations (GOs). Transportation revenue bonds struggled, especially airport-related issues, amid record-high oil prices. Tobacco bonds fared worst, as sector supply overwhelmed demand. In October, Ohio issued over $5 billion in tobacco revenue bonds in the largest ever tax-free municipal deal.

PORTFOLIO REVIEW

Summit Municipal Money Market Fund
Your fund returned 1.68% in the second half of our fiscal year and 3.31% for the 12-month period ended October 31, 2007. As shown in the Performance Comparison table, the fund outperformed its Lipper benchmark in both periods.

The fund’s record versus competing portfolios over the last decade remains excellent. Lipper ranked the fund in the top 9% of the Lipper tax-exempt money market funds universe for the 10-year period ended October 31, 2007. The fund was also ranked in the top 11% for the 3- and 5-year periods ended October 31, 2007. (Based on cumulative total return, Lipper ranked the Summit Municipal Money Market Fund 14 out of 110, 11 out of 100, 9 out of 87, and 6 out of 71 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Fortunately, the financial market turmoil of the last few months has largely remained in the background of the municipal money market. While we have watched news of ratings downgrades, credit spread widening, and massive portfolio write-downs with great concern, the impact on the municipal money market has been muted. Our market continues to operate smoothly, despite the liquidity concerns that have gripped other market segments. However, the longer-term impacts of this summer’s reassessment of credit risk remain uncertain, requiring us to remain extremely vigilant toward credit risk and quite defensive in our outlook.

The Fed’s rate cuts in September and October reduced the overnight fed funds target rate by 75 basis points. (One hundred basis points equal one percentage point.) With the Fed remaining alert to a weakening economy, the fed funds rate could fall further in coming months. While the overall level of interest rates in the taxable money market is lower because of Fed rate cuts, yields in various taxable money market sectors have diverged substantially, as investors are more actively differentiating credit risk. Investors’ flight to quality has pushed Treasury bill rates substantially lower than the fed funds rate: The yield on the six-month T-bill was around 4.00% at the end of October. Meanwhile, heightened concerns towards credit risk have lifted LIBOR rates above T-bill rates. With the six-month LIBOR ending the period at 4.81%, the difference between six-month T-bill yields and six-month LIBOR increased by 40 basis points over the past six months. Since the end of our reporting period, Treasury yields have continued to decline, and this spread has widened an additional 40 basis points.

By comparison, the municipal money market has remained quite steady. The Fed’s rate cuts are most evident in yields on six-month and one-year municipal notes. Since our last report to you, six-month rates have fallen about 30 basis points to 3.35%, whereas one-year rates fell only 23 basis points to 3.37%. As we have discussed in prior reports, the front end of the municipal money market yield curve continues to offer the most attractive yield opportunities. Overnight and seven-day variable rates actually averaged somewhat higher: 3.69% in the past six months versus 3.59% in the prior six-month period.

While variable rates are currently the highest-yielding portion of our yield curve, we believe the overall direction of market rates is lower in the near term. As a result, we have allocated a larger percentage of the portfolio to longer-dated, fixed-rate coupons. If rates continue to decline, this should help the fund maintain a higher yield for a longer period. The weighted average maturity (WAM) on the portfolio has extended and stands at 47 days versus 28 days at the end of our prior reporting period.

Summit Municipal Intermediate Fund
Your fund returned 1.57% in the second half of our fiscal year and 3.04% for the 12-month period ended October 31, 2007. As shown in the Performance Comparison table on page 6, the fund did better than its Lipper benchmark in both periods. In the last six months, the fund’s gain represented dividend income totaling $0.21 per share and a $0.04 decline in the net asset value (NAV), from $10.90 to $10.86. For the 12-month period, the fund earned about $0.42 dividend income, but its NAV slipped $0.09, from $10.95 to $10.86.

The fund’s record versus competing portfolios over the last decade has been very good. Lipper ranked the fund in the top 10% of the Lipper intermediate municipal debt funds universe for the three-year period ended October 31, 2007. Lipper also ranked the fund in the top 18% of the category for the 5- and 10-year periods. (Based on cumulative total return, Lipper ranked the Summit Municipal Intermediate Fund 21 out of 160, 14 out of 141, 19 out of 115, and 13 out of 75 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Over the last six months, we saw just about every kind of market environment possible. Between June and August, there was a huge change in expectations for the Federal Reserve’s monetary policy. Markets went from believing more Fed rate hikes could be necessary to expecting and getting rate cuts. Lower-rated bonds, which once seemed scarce, were being regularly offered at higher yields relative to higher-quality issues. Liquidity in the financial industry and the power of hedge funds were curtailed dramatically as losses and write-downs of subprime mortgage investments plagued many firms.

Except for U.S. Treasury bonds, no sector of the fixed-income market went unscathed. Treasuries outperformed everything by a fairly wide margin, including municipals. Most tax-free securities are now inexpensive relative to Treasury bonds. Furthermore, municipal credit spreads on lower-rated bonds have become much more compelling.

Our strategy in the last six months was to keep the portfolio’s duration close to that of the Lehman Brothers Municipal Bond 1-15 Year Blend (1-17 Maturity) Index, to overweight short- and intermediate-term bonds, and to remain cautious regarding lower-rated securities. While our strategy worked well, we were not immune to the widening of yield spreads throughout the bond market. Recently, we have tried to take advantage of higher yields by increasing our allocation to lower-rated bonds or sectors that have also come under pressure, such as health care and tobacco.

We also continued reducing our exposure to bonds subject to the federal alternative minimum tax (AMT). Spreads on AMT bonds have consistently tightened over recent years, even as more taxpayers became subject to the AMT. Currently, our philosophy is to consider new investments in AMT bonds if the additional yield is compelling and if we cannot buy the same credit in a non-AMT form with a slightly lower yield.

Monoline insurers, which guarantee the timely repayment of bond principal and interest when an issuer defaults, have come under significant pressure in recent weeks because of their exposure to structured financial products. While we acknowledge the benefits of such insurance, we have always conducted our own independent credit review before investing in insured bonds. In fact, "doing our homework" has helped us avoid weaker underlying insured credits. In addition, it helps us determine the risks of investing in such securities in the event bond insurers encounter financial problems. Although we cannot be immune to the systemic spread widening taking place in the municipal market, we believe we are in good position to take advantage of the opportunities it presents.

Summit Municipal Income Fund
Your fund returned 0.38% in the second half of our fiscal year and 2.09% in the 12-month period ended October 31, 2007. As shown in the Performance Comparison table, the fund fared better than its Lipper benchmark in both periods. In the last six months, the fund’s total return reflected dividend income ($0.22 per share) that was almost completely offset by an $0.18 decline in the fund’s net asset value, or NAV, from $11.17 to $10.99. For the 12-month period, the fund earned $0.44 dividend income, but its NAV decreased $0.21, from $11.20 to $10.99.

The fund’s record versus its competitors over the last decade remains outstanding. Lipper ranked the fund in the top 5% of the general municipal debt funds category for the 10-year period ending October 31, 2007. Lipper also ranked the fund in the top 9% of the category for the three- and five-year periods. (Based on cumulative total return, Lipper ranked the Summit Municipal Income Fund 78 out of 237, 18 out of 221, 17 out of 212, and 6 out of 141 funds for the 1-, 3-, 5-, and 10-year periods ended October 31, 2007, respectively. Results will vary for other time periods. Past performance cannot guarantee future results.)

Although the fund’s duration—a measure of its interest rate sensitivity—increased from 5.3 years to 5.6 years over the last six months, our duration stance relative to the Lehman Brothers Municipal Bond Index was neutral to slightly shorter for most of the period. The portfolio’s weighted average maturity (WAM), which declined over the past year, slipped in the last six months from 14.5 years to 13.9 years. This reflects our efforts to decrease exposure to the long end of the municipal yield curve—namely bonds maturing in 20 years or more—in order to increase exposure to the shorter end of the yield curve, particularly securities maturing in three to 10 years. We continue to invest in long-term securities, but our exposure is significantly less than it was one year ago.

The Federal Reserve’s reduction of the fed funds target rate helped intermediate-term bonds outperform longer-term issues in the last six months, as intermediate-term rates declined more than long-term rates. In fact, long rates actually increased during our six-month reporting period. The fund’s better-performing holdings included prerefunded and escrow-to-maturity (ETM) bonds, as well as high-quality intermediate-term municipals.

In our last shareholder report, we mentioned how lower-rated holdings performed well and how credit spreads had plateaued at historically rich levels. Lower-rated credits finally weakened as credit spreads widened, causing them to underperform. BBB rated hospitals and unrated life care holdings in the portfolio lagged the general market; their underperformance in the last six months was exacerbated by the fact that these credits typically have long maturities and long durations.

Our tobacco bonds (which are backed by the Master Settlement Agreement, or MSA) continued to underperform this year as supply has weighed heavily on the sector. Fortunately, our exposure to the sector was minimal, and some of our tobacco bonds held up better than others because of a sinking fund that is expected to redeem a portion of the bonds at par in the near future. Nevertheless, our aggregate exposure to lower-rated credits detracted from our performance. When we perceived that the yield spreads between higher- and lower-quality municipals had reached unsustainable levels, we started to decrease our overweight in high-yield securities. In retrospect, we would have been better off decreasing, rather than increasing, our BBB exposure as yield spreads widened.

Shifts in the portfolio’s sector diversification were minimal. After declining earlier in the year, exposure to the hospital revenue sector increased from 10% to 14% of assets as we took advantage of attractive relative yields, namely in bonds rated AA or A. Air and sea transportation bonds moved slightly higher (to 11% of assets), as the sector continued to offer attractive yields with relatively low interest rate sensitivity.

Given our outlook for the Fed to continue lowering short-term interest rates, we are inclined to continue purchasing intermediate-term securities while maintaining a slightly short to neutral duration posture. As always, we will look to take advantage of whatever relative value opportunities the markets may present.

OUTLOOK

The Federal Reserve cut the short-term fed funds rate in September and again in October to preempt some of the negative effects of this summer’s financial market disruptions from spilling over into the broader economy. The statement issued by the Fed after its late-October monetary policy meeting indicates that the risks of inflation and economic weakness are roughly balanced and that future rate changes will depend on the direction of economic data. Nevertheless, the housing sector continues to weaken, and the likelihood of slower economic growth and rising unemployment in the months ahead should permit the Fed to authorize additional interest rate cuts. At present, we believe that the central bank could reduce the fed funds rate to as low as 3.75% by March 2008, which should provide a material stimulus to the economy next year and may be supportive for higher-quality bond prices in the near term.

We believe the relative weakness of tax-free securities and the widening of credit spreads between higher- and lower-quality municipal securities during our reporting period was driven primarily by a flight to safety, rather than municipal credit concerns. In light of generally favorable fundamentals for the municipal market, municipals now offer more compelling values relative to taxable bonds, in our view, particularly for investors in the highest tax brackets. As always, we will continue to rely upon our dedicated proprietary research to uncover the best risk-adjusted credit opportunities available and selectively invest in attractive income-producing investments.

Respectfully submitted,

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
Summit Municipal Money Market Fund

Charles B. Hill
Chairman of the Investment Advisory Committee
Summit Municipal Intermediate Fund

Konstantine B. Mallas
Chairman of the Investment Advisory Committee
Summit Municipal Income Fund

November 26, 2007

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN MUNICIPAL SECURITIES

Funds that invest in municipal securities are subject to price declines due to rising interest rates, with long-term securities generally most sensitive to rate fluctuations. Other risks include credit rating downgrades, defaults on scheduled interest and principal payments, and the possibility that municipal securities will, because of legislation or a significant restructuring of federal income tax rates, lose their advantage as a source of tax-free income. Some income may be subject to state and local taxes and the federal alternative minimum tax (AMT).

RISKS OF INVESTING IN MONEY MARKET SECURITIES

Since money market funds are managed to maintain a constant $1.00 share price, they should have little risk of principal loss. However, there is no assurance the fund will avoid principal losses if fund holdings default or are downgraded or interest rates rise sharply in an unusually short period. In addition, the fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. Although a money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

GLOSSARY

Average maturity: The average of the stated maturity dates of a bond or money market portfolio’s securities. The average maturity for a money market fund is measured in days, whereas a bond fund’s average maturity is measured in years. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes, which means greater price fluctuation.

Duration: The average time (expressed in years) needed for an investor to receive the present value of the future cash flows on a fixed-income investment. It is used to measure a bond or bond fund’s sensitivity to interest rate changes. For example, a fund with a five-year duration would fall about 5% in price in response to a one-percentage-point increase in interest rates, and vice versa.

Fed funds target rate: An overnight lending rate set by the Federal Reserve and used by banks to meet reserve requirements. Banks also use the fed funds rate as a benchmark for their prime lending rates.

Inflation: A sustained increase in prices throughout the economy.

LIBOR: A taxable money market benchmark.

Sinking fund: A pool of money set aside by a bond issuer that is used to retire outstanding debt.

Yield curve: A graphic depiction of the relationship between yields and maturity dates for a set of similar securities, such as Treasuries or municipal securities. Yield curves typically slope upward, indicating that longer maturities offer higher yields. When the yield curve is flat, there is little or no difference between the yields offered by shorter- and longer-term securities.

Performance and Expenses

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

GROWTH OF $25,000

This chart shows the value of a hypothetical $25,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Summit Municipal Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Summit Municipal Money Market Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on October 29, 1993. The fund seeks preservation of capital and liquidity and, consistent with these, the highest possible current income exempt from federal income taxes.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation Securities are valued at amortized cost. Assets and liabilities for which such valuation procedures are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. No impact on the fund’s net assets or results of operations is expected upon adoption of FIN 48 on November 1, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2007, totaled $9,815,000 and were characterized as tax-exempt income for tax purposes. At October 31, 2007, the tax-basis components of net assets were as follows:

The fund intends to retain realized gains to the extent of available capital loss carryforwards. During the fiscal year ended October 31, 2007, the fund utilized $15,000 of capital loss carryforwards.

For the year ended October 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2007, the cost of investments for federal income tax purposes was $321,245,000.

NOTE 3 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management and administrative agreement between the fund and the manager provides for an all-inclusive annual fee equal to 0.45% of the fund’s average daily net assets. The fee is computed daily and paid monthly. The agreement provides that investment management, shareholder servicing, transfer agency, accounting, custody services, and directors’ fees and expenses are provided to the fund, and interest, taxes, brokerage commissions, and extraordinary expenses are paid directly by the fund.

As of October 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 60,466,938 shares of the fund, representing 19% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of T. Rowe Price Summit Municipal Funds, Inc. and Shareholders of T. Rowe Price Summit Municipal Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Summit Municipal Money Market Fund (one of the portfolios comprising T. Rowe Price Summit Municipal Funds, Inc., hereafter referred to as the "Fund") at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007, by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $5,000 from short-term capital gains.

• $4,000 from long-term capital gains, subject to the 15% rate gains category.

• $9,774,000 which qualified as exempt-interest dividends.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND’S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected*	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to
(1945)	present); Director, Vornado Real Estate Investment Trust (3/04 to pres-
1993	ent); Member, Advisory Board, Deutsche Bank North America (2004 to
present); Director, Chairman of the Board, and Chief Executive Officer,
The Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
2001	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present);
(1938)	Chairman, Canyon Resources Corp. (8/07 to present); Director,
2001	Golden Star Resources Ltd. (5/92 to present); Director, Pacific Rim
Mining Corp. (2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005

John G. Schreiber
(1946)	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
1993	ment company; Partner, Blackstone Real Estate Advisors, L.P.

*Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[121]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Global Asset Management Limited, T. Rowe Price Global
Investment Services Limited, T. Rowe Price Retirement Plan Services,
Inc., T. Rowe Price Savings Bank, and T. Rowe Price Services, Inc.;
Director, T. Rowe Price International, Inc.; Chief Executive Officer,
Chairman of the Board, Director, and President, T. Rowe Price Trust
Company; Chairman of the Board, all funds

Mary J. Miller, CFA	Director, T. Rowe Price Trust Company; Director and Vice President,
(1955)	T. Rowe Price; Vice President, T. Rowe Price Group, Inc.; President,
2004	Summit Municipal Funds
[37]

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, Summit Municipal Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

M. Helena Condez (1962)	Assistant Vice President, T. Rowe Price
Assistant Vice President, Summit
Municipal Funds

G. Richard Dent (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Kathryn A. Floyd (1982)	Assistant Vice President, T. Rowe Price; formerly
Assistant Vice President, Summit	student, University of Virginia, McIntire School
Municipal Funds	of Commerce (to 2004)

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, Summit	T. Rowe Price; Vice President, T. Rowe Price
Municipal Funds	Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Trust Company

Charles B. Hill, CFA (1961)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit	Group, Inc.
Municipal Funds

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, Summit Municipal Funds	Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company;
Vice President, T. Rowe Price, T. Rowe Price
Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Retirement Plan Services, Inc.

Marcy M. Lash (1963)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Alan D. Levenson, Ph.D. (1958)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, Summit Municipal Funds	T. Rowe Price Investment Services, Inc.

Joseph K. Lynagh, CFA (1958)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit	Group, Inc.
Municipal Funds

Konstantine B. Mallas (1963)	Vice President, T. Rowe Price and T. Rowe Price
Executive Vice President, Summit	Group, Inc.
Municipal Funds

James M. McDonald (1949)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company

Hugh D. McGuirk, CFA (1960)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

James M. Murphy, CFA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc.

Timothy G. Taylor, CFA (1975)	Vice President, T. Rowe Price
Vice President, Summit Municipal Funds

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, Summit Municipal Funds

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, Summit Municipal Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for
at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,531,000 and $1,200,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Summit Municipal Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 18, 2007